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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported): September 12, 1996

                            USA Waste Services, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                               1-12154                          73-1309529
       (State or other jurisdic-                    (Commission                      (IRS Employer
       tion of incorporation)                       file number)                     Identification No.)


        5400 LBJ Freeway, Suite 300 - Tower One, Dallas, Texas    75240
                    (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (972) 383-7900

         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       Since December 31, 1995, USA Waste Services, Inc. and its subsidiaries ("USA Waste" and, together with its subsidiaries, the "Company") have acquired a number of businesses (the "Acquired Businesses") which on an individual basis were not deemed significant for purposes of Regulation S-X. In the aggregate, however, the Acquired Businesses became significant for purposes of Regulation S-X on September 12, 1996.

       The assets of the Acquired Businesses included 17 transfer stations, 13 landfills, 70 collection companies and 3 recycling businesses throughout the United States, Canada and Puerto Rico. The aggregate consideration paid for the Acquired Businesses was approximately $484,977,000, consisting of $221,950,000 in cash, 5,679,912 shares of Common Stock of USA Waste,
1,118,134 shares of Common Stock of Sanifill, Inc. (a subsidiary of USA Waste) and $68,852,000 in notes or similar obligations. The cash portion of the purchase consideration was made available through draw downs of the Company's existing credit facilities.

       The consideration paid for the Acquired Businesses was determined through negotiations between the Company and representatives of the Acquired Businesses.

       The Company is not aware of any pre-existing material relationships between (i) any of the Acquired Businesses or their shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers, on the other hand.

       None of the Acquired Businesses are individually material to the results of operations or financial condition of the Company. However, the acquisition of the Acquired Businesses may require the filing of financial statements and pro forma financial information pursuant to Rules 3-05(b)(1)(i) and 11-01(c) of Regulation S-X.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    Financial statements of businesses acquired.

              At this time, it is impracticable to provide the financial statements of a substantial majority of the Acquired Businesses. If required, such financial statements will be filed no later than 60 days after the required filing date of this Current Report on Form 8-K.

       (b)    Pro forma financial information.

              At this time, it is impracticable to provide the pro forma financial information of the Company and the Acquired Businesses. If required, such pro forma financial information will be filed no later than 60 days after the required filing date of this Current Report on Form 8-K.





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       (c)  Exhibits

            None.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        USA WASTE SERVICES, INC.


                                        By   /s/ GREGORY T. SANGALIS
                                          -------------------------------------
                                             Gregory T. Sangalis
                                             Vice President, General Counsel
                                             & Secretary


September 25, 1996





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